This copy of the document filed as an Exhibit excludes certain identified information because such information is both (i) not material and (ii) would likely cause competitive harm if publicly disclosed. Omissions are designated by the symbol […***…]. The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207 Page 1 BOEING PROPRIETARY WJE-PA-05130-LA-2103924 Allegiant Air, LLC 1201 N. Town Center Drive Las Vegas, NV 89144 Subject: […***…] Reference: Purchase Agreement No. PA-5130 (Purchase Agreement) between The Boeing Company (Boeing) and Allegiant Air, LLC (Customer) relating to model 7-8-200 Aircraft and model 737-7 aircraft (collectively, Aircraft) This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement. 1. […***…]: […***…]. 2. […***…]: […***…] 3. […***…]: […***…] 4. […***…]: […***…] 5. […***…]: […***…] 6. […***…]:

WJE-PA-05130-LA-2103924 Page 2 BOEING PROPRIETARY […***…] 7. […***…]: […***…] 8. […***…]: […***…] 9. […***…]: […***…] 10. […***…]: […***…] 11. […***…]: 12. […***…]: […***…]. 13. […***…]: […***…] 14. […***…]: […***…] 15. […***…]: […***…] 16. […***…]: […***…] 17. […***…]: […***…] 18. […***…]:

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WJE-PA-05130-LA-2103924 Page 4 BOEING PROPRIETARY 30. […***…] […***…] 31. […***…] […***…] 32. […***…] […***…] 33. […***…]: […***…] 34. […***…] […***…] 35. Confidentiality. The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to (i) Customer and Customer affiliates’ employees, officers and directors and (ii) Customer and Customer affiliates’ legal counsel, professional advisors and auditors subject to a duty of confidence or a non- disclosure undertaking, in each case with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing unless disclosure is required by applicable law or court order, in which case, Customer shall (i) notify Boeing in writing of such disclosure requirement or request prior to making such disclosure, and will take steps to protect the information contained herein, and (ii) use reasonable efforts to obtain redaction and confidential treatment for the disclosed information or parts thereof.

WJE-PA-05130-LA-2103924 Page 5 BOEING PROPRIETARY ACCEPTED AND AGREED TO this Date: ALLEGIANT AIR, LLC THE BOEING COMPANY By: By: Name: Name: […***…] Title: Title: Attorney-In-Fact